UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 13, 2009
Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)
North Carolina
(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578

(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina	27607

(Address of Principal Executive Offices)	(Zip Code)
(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 13, 2009, the Corporation announced updated earnings expectations for the year ending December 31, 2009. The press release, dated July 13, 2009, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On July 13, 2009, the Corporation announced updated earnings expectations for the year ending December 31, 2009. The Corporation now expects 2009 net earnings to be in a range of $2.70 to $3.30 per diluted share. The press release, dated July 13, 2009, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1	Press Release dated July 13, 2009, announcing updated earnings expectations for the year ending December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

(Registrant)

Date: July 14, 2009	By:	/s/ Anne H. Lloyd

Anne H. Lloyd,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	On July 13, 2009, the Corporation announced updated earnings expectations for the year ending December 31, 2009. The press release, dated July 13, 2009, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.